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                                                                    EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                                                         Dated: October 12, 2004

                           HALOZYME THERAPEUTICS, INC.

                          COMMON STOCK PURCHASE WARRANT

                                _________ SHARES

NO. PW- ____

      1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, ____________________ (the "Holder") is entitled to purchase from Halozyme Therapeutics, Inc., a Nevada corporation (the "Company"), ___________ shares of the Company's Common Stock (the "Warrant Shares"), at a price per share equal to $2.25 per share (the "Warrant Price"), upon exercise of this Common Stock Purchase Warrant (the "Warrant") pursuant to the provisions set forth herein.

      This Warrant is one of a series of warrants (the "Offering Warrants") issued pursuant to that certain Securities Purchase Agreement dated October 12, 2004 by and among the Company, the Holder and the other signatories thereto (the "Purchase Agreement"). The Holder is subject to certain restrictions and entitled to certain rights as set forth in the Purchase Agreement and that certain Registration Rights Agreement dated October 12, 2004 by and among the Company, the Holder and the other signatories thereto (the "Registration Rights Agreement").

      2. Adjustment of Exercise Price and Number of Shares. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor are subject to adjustment upon the occurrence of the following events:

            (a) Adjustment for Subdivisions, Stock Dividends and Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of

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the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassifications, Exchanges, Substitutions, In-Kind Distributions. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Adjustment for Capital Reorganization, Consolidation or Merger. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of the Company's capital stock will be entitled to receive stock, securities or assets with respect to or in exchange for the Company's capital stock, then in each such case the Holder, upon the exercise of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, consolidation, merger, or sale, all subject to further adjustment as provided in this Section 2; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

            (d) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (e) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the

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nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      3. Termination. This Warrant shall terminate and no longer be exercisable at 5:00 p.m., California time, on October 12, 2009. Notwithstanding the foregoing, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence, and contingent upon the surrender of this Warrant within one (1) month of the deemed exercise described below, this Warrant shall automatically be deemed exercised in full pursuant to the provisions of Section 6(b) below as if this Warrant had been surrendered and the notice of Net Exercise had been provided pursuant thereto without any further action on behalf of the Holder if such exercise would result in the issuance of a positive number of Warrant Shares; provided that the deemed exercise of this Warrant shall only occur if the conditions precedent for the availability of a Net Exercise set forth in Section 6(b) are otherwise satisfied.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any Warrant Shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. The Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon the exercise or conversion of this Warrant.

      6.    Exercise of Warrant.

            (a) Delivery of Notice of Exercise. This Warrant may be exercised in whole or in part by the Holder, at any time from and after April 15, 2005 and prior to the termination of this Warrant, by the surrender of this Warrant at the principal office of the Company, together with the Notice of Exercise and, in the event the Warrant or the Warrant Shares shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), the Investment Representation Letter, each in the form attached hereto as Attachments 1 and 2, respectively, duly completed and executed, specifying that portion of the Warrant that is to be exercised and accompanied by payment in full of the Warrant Price in wire transfer or by certified check with respect to the Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

            (b) Net Exercise Provision. Commencing one year after the date of original issuance of this Warrant, at any such time that the Registration Statement (as defined in the Registration Rights Agreement) filed with respect to the Warrant Shares is not effective and

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available for resale of such Warrant Shares (but specifically excluding any time during which any suspension of the Registration Statement is in effect), in lieu of exercising this Warrant for cash, the Holder may elect during such time to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a "Net Exercise"). In such case, the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

                                     Y(A - B)
                                 X= -----------
                                        A

      Where:

            X = The number of Warrant Shares to be issued to the Holder.

            Y = The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the number of Warrant Shares represented by the portion of the Warrant being cancelled (at the date of such calculation).

            A = The fair market value of one Warrant Share (at the date of such calculation).

            B = The Exercise Price(as adjusted to the date of such calculation).

For purposes of this Section 6(b), the fair market value of a Warrant Share shall mean the average of the closing prices of the Company's Common Stock quoted in the over-the-counter market in which the Company's Common Stock is traded or the closing price quoted on any exchange or electronic securities market on which the Company's Common Stock is listed, whichever is applicable, for the five (5) trading days prior to the date of determination of fair market value (or such shorter period of time during which such shares of Common Stock were traded over-the-counter or on such exchange). If the Company's Common Stock is not traded on the over-the-counter market, an exchange or an electronic securities market, the fair market value shall be the price per share of Common Stock that the Company could obtain from a willing buyer for Common Stock sold by the Company from authorized but unissued Common Stock, as such prices shall be determined in good faith by the Company's Board of Directors.

      7.    Limitations on Exercise.

            (a) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder (including its affiliates and any other individuals or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act) beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Company Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section. This restriction may not be waived.

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            (b)   The Company shall have no obligation to verify compliance with this Section 7, other than to issue Warrant Shares in accordance with the exercise notice of each Holder. It shall be the responsibility of each Holder to determine such Holder's compliance with this Section 7, and each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitations set forth in this Section 7 and determined, based on the most recent public filings by the Company with the Securities and Exchange Commission, that the issuance of the full number of Warrant Shares requested in such notice of exercise is permitted under this
Section 7.

      8. Transfer of Warrant. This Warrant and the Warrant Shares issuable upon exercise of this Warrant shall be freely transferable, subject to compliance with this Section 8, the Registration Rights Agreement and all applicable laws, including, but not limited to the Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Act (provided that, in the event that the Warrant or Warrant Shares are to be transferred to an affiliate of the Holder, no such written opinion of such Holder's counsel shall be required; provided further that, the Holder and/or the proposed transferee shall provide any documentation and/or back-up certificates reasonably requested by counsel to the Company in order that counsel to the Company may render any opinion as may be required by the Company's transfer agent), (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Attachment 2 hereto, (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Act, and (iv) the transferee shall agree in writing to be bound by all of the terms and obligations under, and to receive all of the benefits under, the Registration Rights Agreement as a holder of Warrant Shares thereunder.

      9. Amendments. Neither this Warrant nor any term hereof may be amended or waived orally, but only by an instrument in writing signed by the Company and either (a) holders of Offering Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of the then outstanding Offering Warrants, provided that such amendment or waiver does not adversely affect the Holder without adversely affecting all holders of Offering Warrants in a similar manner or (b) the Holder.

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      10.   Miscellaneous. This Warrant shall be governed by the laws of the
State of New York, without giving effect to any conflict of laws principles to the contrary. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by overnight courier, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given on the first business day following delivery to the overnight courier.

                                  HALOZYME THERAPEUTICS, INC.

                                  By:___________________________________________
                                     Jonathan E. Lim, M.D.
                                     President and Chief Executive Officer

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                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO:

HALOZYME THERAPEUTICS, INC.

      1. The undersigned hereby elects to purchase ________ shares of the Common Stock of Halozyme Therapeutics, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, in the following manner:

      (TM)  Cash in the amount of $____________.

      (TM) Warrant Shares pursuant to the Net Exercise Provision of Section 6(b) of the attached Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock, or such other security issuable upon exercise of the Warrant, in the name of the undersigned or in such other name as is specified below:

                           __________________________
                                     (Name)


                           __________________________
                                    (Address)

________________________________             ___________________________________
(Date)

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                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT

                                 WARRANT SHARES
                     (AS DEFINED IN THE ATTACHED WARRANT) OF
                           HALOZYME THERAPEUTICS, INC.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Halozyme Therapeutics, Inc. (the "Company") as follows:

      (a) The securities to be received upon the exercise of the Warrant (the "Warrant Shares") will be acquired for investment for its own account; not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Warrant Shares issuable upon exercise of the Warrant.

      (b) The undersigned understands that the Warrant Shares issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

      (c) The undersigned agrees that until the underlying Warrant Shares are subject to an effective registration statement, in no event will it make a disposition of any Warrant Shares acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have either (A) furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and the proposed transfer will not violate any of said laws, or (B) provided such other evidence reasonable satisfactory to the Company that the proposed transfer will not violate any of said laws.

      (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the

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accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

      (e) The undersigned acknowledges that the Warrant Shares issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

      (f) The undersigned represents and agrees that once the underlying Warrant Shares are subject to an effective registration statement, any transfer of such shares not otherwise exempt from the registration requirements of the Securities Act will be made in accordance with the "Plan of Distribution" section of the prospectus contained in such registration statement, and all applicable prospectus delivery requirements will be met in connection with such transfer.

Dated:______________________

                                          Entity:_______________________________

                                          By:___________________________________

                                          Printed Name:_________________________

                                          Title:________________________________

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